Exhibit 77Q-1

(a)(1)	Amendment No. 25, Establishment of New Share Class (Class T Shares of Voya Investment Grade Credit Fund, Voya Securitized Credit Fund, and Voya Retirement Funds), effective January 12, 2017 to the Declaration of Trust of Voya Separate Portfolios Trust dated March 2, 2007 – Filed as an exhibit to Post-Effective Amendment No. 67 to the Registrant’s Form N-1A Registration Statement on May 24, 2017 and incorporated herein by reference.

(a)(2)	Amendment No. 26, Establishment of New Share Class (Class W Shares of Voya Investment Grade Credit Fund and Voya Securitized Credit Funds), effective May 18, 2017 to the Declaration of Trust of Voya Separate Portfolios Trust dated March 2, 2007 – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on July 27, 2017 and incorporated herein by reference.

(a)(3)	Amendment No. 27, Establishment of New Share Class (Class A Shares of Voya Emerging Markets Hard Currency Debt Fund), effective May 18, 2017 to the Declaration of Trust of Voya Separate Portfolios Trust dated March 2, 2007 – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on July 27, 2017 and incorporated herein by reference.

(a)(4)	Amendment No. 28, Establishment of New Share Class (Class T Shares of Voya Emerging Markets Hard Currency Debt Fund), effective May 18, 2017 to the Declaration of Trust of Voya Separate Portfolios Trust dated March 2, 2007 – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on July 27, 2017 and incorporated herein by reference.

(a)(5)	Amendment No. 29, Establishment of New Share Class (Class W Shares of Voya Emerging Markets Hard Currency Debt Fund), effective May 18, 2017 to the Declaration of Trust of Voya Separate Portfolios Trust dated March 2, 2007 – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on July 27, 2017 and incorporated herein by reference.

(e)(1)	Amended Schedule A, effective November 2016, to the Amended and Restated Investment Management Agreement dated November 14, 2014, as amended and restated May 1, 2015 – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on July 27, 2017 and incorporated herein by reference.

(e)(2)	Waiver Letter dated August 1, 2017 to the Amended and Restated Investment Management Agreement between Voya Investments, LLC and the Registrant dated November 18, 2014, as amended and restated May 1, 2015 (with respect to Class P shares of Voya Investment Grade Credit Fund) – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on July 27, 2017 and incorporated herein by reference.

(e)(3)	Waiver Letter dated August 1, 2017 to the Amended and Restated Investment Management Agreement between Voya Investments, LLC and the Registrant dated November 18, 2014, as amended and restated May 1, 2015 (with respect to Class P shares of Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, and Voya Emerging Markets Local Currency Debt Fund) – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on July 27, 2017 and incorporated herein by reference.

(e)(4)	Waiver Letter dated August 1, 2017 to the Amended and Restated Investment Management Agreement between Voya Investments, LLC and the Registrant dated November 18, 2014, as amended and restated May 1, 2015 (with respect to Class P shares of Voya Securitized Credit Fund) – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on July 27, 2017 and incorporated herein by reference.

(e)(5)	Waiver Letter dated August 1, 2017 to the Sub-Advisory Agreement dated November 18, 2014 regarding the sub-advisory fee for Voya Investment Grade Credit Fund – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on July 27, 2017 and incorporated herein by reference.

(e)(6)	Waiver Letter dated August 1, 2017 to the Sub-Advisory Agreement dated November 18, 2014 regarding the sub-advisory fee for Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, and Voya Emerging Markets Local Currency Debt Fund – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on July 27, 2017 and incorporated herein by reference.

(e)(7)	Waiver Letter dated August 1, 2017 to the Sub-Advisory Agreement dated November 18, 2014 regarding the sub-advisory fee for Class P Shares of Voya Securitized Credit Fund – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on July 27, 2017 and incorporated herein by reference.